---------------------------
                                                      OMB APPROVAL
                                                     ---------------------------
                                                      OMB Number: 3235-0570

                                                      Expires: Nov. 30, 2005

                                                      Estimated average burden
                                                      hours per response: 5.0
                                                     ---------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number        811-098150
                                    --------------------------------------------

                               THE ARBITRAGE FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


        650 Fifth Avenue, 6th Floor         New York, New York  10019
--------------------------------------------------------------------------------
               (Address of principal executive offices)      (Zip code)


                                 John S. Orrico


 Water Island Capital, LLC 650 Fifth Avenue, 6th Floor New York, New York 10019
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (212) 259-2655


Date of fiscal year end:         May 31, 2003
                           -------------------------

Date of reporting period:        May 31, 2003
                           -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.



                               [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                        A series of The Arbitrage Funds

                                650 Fifth Avenue
                            New York, New York 10019









                                  ANNUAL REPORT
                                  MAY 31, 2003














      INVESTMENT ADVISER                                 ADMINISTRATOR
  WATER ISLAND CAPITAL, LLC                       ULTIMUS FUND SOLUTIONS, LLC
     650 Fifth Avenue                                    P.O. Box 46707
        6th Floor                                 Cincinnati, Ohio  45246-0707
  New York, New York 10019                               1.800.295.4485

                               [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                           WATER ISLAND CAPITAL, LLC
                         650 FIFTH AVENUE, FIFTH AVENUE
                            NEW YORK, NEW YORK 10019
                                    _______
                      TEL: 212.259.2655 FAX: 212.259.2698


July 20, 2003

Dear Shareholder,

I am pleased to report to you that the Arbitrage Fund continued to perform well during the fiscal year ended May 31, 2003. For the year, the Fund returned +10.41%. By contrast the S&P 500 Index returned -8.06%. The Fund's focus on merger arbitrage, along with a strong hedging discipline, served its shareholders well during another turbulent year in the equity markets. Merger activity during the past year provided the Fund with ample opportunities for investment. Although the tough economic environment led to increased levels of risk associated with successful closure for those deals in which the Fund invested, our disciplined approach resulted in minimal disruptions to investment results.

As 2003 began, we were cautiously optimistic that an improving economy would lead to increased levels of acquisition activity among publicly traded companies. While many factors have contributed to this year's slow start, the current environment for merger activity remains quite favorable. In fact, we have begun to witness an uptick in announced dealmaking over the last couple of months, as companies across a diverse range of industries look towards consolidation to improve their competitive positions. While we expect corporate activity to reflect the overall improving state of the economy, with its fits and starts, we do not see a return to the accelerated activity of a few years ago. With interest rates at record low levels, accompanied by a gradual return in investor confidence, our outlook calls for continued improvement in the level of corporate dealmaking over the course of this year and into 2004. We expect that average deal size will continue to mirror the deal flow of the past few years, and remain at the lower end of the market cap spectrum. The bulk of consolidation activity continues to remain centered around the second and third tier players within a given industry, as they look towards consolidation as a means to scale up competitively against their larger peers. Accompanied by continued activity on the part of those industry players deemed too small to survive on their own, the bulk of the strategic acquisition activity has been, and will continue to be, small in dollar terms, relative to years' past.

As the Fund assets have grown, so have the resources dedicated to delivering results to its shareholders. The team of professionals at Water Island Capital LLC, the Fund's advisor, is dedicated to managing assets with a strong risk discipline. Over the past 12 months, Fund assets have grown more than ten-fold, to approximately $170 million today. We are pleased with this level of growth and thank our shareholders for their support. We believe that the Arbitrage Fund has considerable room for further growth in assets without becoming "too big" for the merger arbitrage strategy, a fate that can befall larger funds engaged in this strategy. It remains our goal to manage the Fund's assets efficiently, remain fully invested when market conditions permit, and generate positive returns within the context of capital preservation.

We want to acknowledge and thank all those whose hard work and dedicated service have contributed towards the Fund's success this past year including the Fund's trustees and its administrator, Ultimus Fund Solutions.

Yours truly,

/s/ John S. Orrico

John S. Orrico, CFA

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                 IN THE ARBITRAGE FUND VERSUS THE S&P 500 INDEX


[GRAPHIC OMITTED]

                THE ARBITRAGE FUND                                        S&P 500 INDEX
                ------------------                                        -------------
      09/17/00                         10,000                   09/17/00                      10,000
      09/30/00          0.10%          10,010                   09/30/00       -1.97%          9,803
      12/31/00          0.88%          10,098                   12/31/00       -7.82%          9,036
      03/31/01          4.67%          10,570                   03/31/01      -11.86%          7,965
      06/30/01          2.47%          10,831                   06/30/01        5.85%          8,431
      09/30/01         -3.06%          10,500                   09/30/01      -14.68%          7,194
      12/31/01          4.78%          11,002                   12/31/01       10.69%          7,962
      03/31/02          6.12%          11,675                   03/31/02        0.27%          7,984
      06/30/02         -0.80%          11,582                   06/30/02      -13.40%          6,915
     9/30/2002         -0.09%          11,572                  9/30/2002      -17.28%          5,720
    12/31/2002          3.89%          12,022                 12/31/2002        8.44%          6,203
     3/31/2003          2.01%          12,263                  3/31/2003       -3.15%          6,007
     5/31/2003          4.36%          12,798                  5/31/2003       13.94%          6,845

-----------------------------------------
          THE ARBITRAGE FUND
    AVERAGE ANNUAL TOTAL RETURNS(a)
   (for periods ended May 31, 2003)

    1 Year                10.41%
    Since Inception(b)     9.56%
-----------------------------------------

Past performance is not predictive of future performance.

(a) The returns shown do not reflect the deducation of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Initial public offering of shares was September 17, 2000.

                               THE ARBITRAGE FUND
                      Statement of Assets and Liabilities
                                  May 31, 2003
================================================================================
ASSETS
   Investments in securities:
     At acquisition cost                                         $  119,157,830
                                                                    ===========

     At value (Note 1)                                           $  133,439,249
   Deposits with brokers for securities
    sold short (Note 1)                                              42,133,554
   Dividends receivable                                                  20,158
   Receivable for investment securities sold                          4,391,246
   Receivable for capital shares sold                                 1,569,985
   Other assets                                                          22,312
                                                                    -----------
     Total Assets                                                   181,576,504
                                                                    -----------

LIABILITIES
   Written options, at value (Notes 1 and 4)
    (premiums received $915,294)                                      1,652,020
   Securities sold short (Note 1) (proceeds $ 36,009,683)            45,093,732
   Payable for investment securities purchased                        4,282,788
   Payable for capital shares redeemed                                  504,516
   Payable to Adviser (Note 3)                                          103,261
   Payable to Administrator (Note 3)                                     20,200
   Dividends payable on securities sold short (Note 1)                    1,250
   Other accrued expenses                                                39,528
                                                                    -----------
     Total Liabilities                                               51,697,295
                                                                    -----------

NET ASSETS                                                       $  129,879,209
                                                                    ===========


Net assets consist of:
Paid-in capital                                                  $  123,713,909
Accumulated net realized gains from security transactions
 and option contracts                                                 1,704,656
Net unrealized appreciation (depreciation) on:
     Investments                                                     14,281,419
     Short positions                                                 (9,084,049)
     Written options                                                   (736,726)
                                                                    -----------
Net Assets                                                       $  129,879,209
                                                                    ===========

Shares of beneficial interest outstanding (unlimited number
 of shares authorized, no par value)                                 10,644,961
                                                                    ===========


Net asset value, offering price and redemption price
 per share (Note 1)                                              $        12.20
                                                                    ===========


See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                            Statement of Operations
                        For the Year Ended May 31, 2003
================================================================================
INVESTMENT INCOME
   Dividends                                                       $    527,363
   Interest                                                             129,752
                                                                     ----------
     Total Income                                                       657,115
                                                                     ----------

EXPENSES
   Investment advisory fees (Note 3)                                    685,139
   Dividend expense                                                     212,044
   Distribution expense (Note 3)                                        115,164
   Custodian and bank service fees                                       82,000
   Administration fees (Note 3)                                          66,284
   Fund accounting fees(Note 3)                                          51,864
   Trustees' fees                                                        31,000
   Insurance expense                                                     27,626
   Registration and filing fees                                          26,125
   Professional fees                                                     22,008
   Transfer agent and shareholder services
    fees (Note 3)                                                        18,000
   Postage and supplies                                                  13,234
   Printing of shareholder reports                                       10,027
   Other expenses                                                         8,625
                                                                     ----------
     Total Expenses                                                   1,369,140
   Less fees waived and expenses reimbursed by
    the Adviser (Note 3)                                               (266,412)
                                                                     ----------
     Net Expenses                                                     1,102,728
                                                                     ----------

NET INVESTMENT LOSS                                                    (445,613)
                                                                     ----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                        760,047
   Net realized gains from option contracts                           1,887,142
   Net change in unrealized appreciation/depreciation
    on investments                                                   14,349,594
   Net change in unrealized appreciation/depreciation
    on short positions                                               (9,153,293)
   Net change in unrealized appreciation/depreciation
    on written option contracts                                        (761,696)
                                                                     ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      7,081,794
                                                                     ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  6,636,181
                                                                     ==========


See accompanying notes to financial statements.


                                       THE ARBITRAGE FUND
                              Statements of Changes in Net Assets
===============================================================================================
                                                                   YEAR              YEAR
                                                                   ENDED             ENDED
                                                                   MAY 31,           MAY 31,
                                                                    2003              2002
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss                                       $    (445,613)    $    (44,426)
   Net realized gains (losses) from:
     Security transactions                                         760,047         (330,820)
     Option contracts                                            1,887,142          408,945
   Net change in unrealized appreciation/depreciation on:
     Investments                                                14,349,594          (85,104)
     Short positions                                            (9,153,293)          72,134
     Written option contracts                                     (761,696)          25,070
                                                               -----------       ----------
Net increase in net assets resulting from operations             6,636,181           45,799
                                                               -----------       ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From capital gains                                             (520,638)         (66,750)
                                                               -----------       ----------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                   135,245,212       10,273,316
   Shares issued in reinvestment of distributions                  489,049           65,345
   Payments for shares redeemed                                (23,284,533)        (635,146)
                                                               -----------       ----------
Net increase in net assets from capital share transactions     112,449,728        9,703,515
                                                               -----------       ----------

TOTAL INCREASE IN NET ASSETS                                   118,565,271        9,682,564

NET ASSETS
   Beginning of year                                            11,313,938        1,631,374
                                                               -----------       ----------
   End of year                                               $ 129,879,209     $ 11,313,938
                                                               ===========       ==========


CAPITAL SHARE ACTIVITY
   Sold                                                         11,593,800          922,467
   Issued in reinvestment of distributions                          42,674            6,136
   Redeemed                                                     (2,002,360)         (57,702)
                                                               -----------       ----------
   Net increase in shares outstanding                            9,634,114          870,901
   Shares outstanding at beginning of year                       1,010,847          139,946
                                                               -----------       ----------
   Shares outstanding at end of year                            10,644,961        1,010,847
                                                               ===========       ==========



See accompanying notes to financial statements.


                                      THE ARBITRAGE FUND
                                      Financial Highlights
============================================================================================
           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEAR         YEAR        PERIOD
                                                         ENDED        ENDED        ENDED
                                                         MAY 31,      MAY 31,      MAY 31,
                                                          2003         2002        2001 (a)
--------------------------------------------------------------------------------------------
Net asset value at beginning of period                $   11.19     $   11.66   $   10.00
                                                       --------      --------    --------

Income (loss) from investment operations:
   Net investment income (loss)                           (0.04)        (0.04)       0.22
   Net realized and unrealized gains (losses)
    on investments                                         1.20         (0.08)       1.46
                                                       --------      --------    --------
Total from investment operations                           1.16         (0.12)       1.68
                                                       --------      --------    --------

Less distributions:
   From net investment income                                --            --       (0.02)
   From capital gains                                     (0.15)        (0.35)         --
                                                       --------      --------    --------
Total distributions                                       (0.15)        (0.35)      (0.02)
                                                       --------      --------    --------

Net asset value at end of period                      $   12.20     $   11.19   $   11.66
                                                       ========      ========    ========

Total return                                              10.41%        (0.86%)     16.93%(b)
                                                       ========      ========    ========

Net assets at end of period (000's)                   $ 129,879     $  11,314   $   1,631
                                                       ========      ========    ========


Ratio of expenses to average net assets:
   Before advisory fees waived, expenses reimbursed
     and dividends on securities sold short                3.00%         6.19%      51.30%(c)
   Before dividends on securities sold short               2.54%         5.94%
   After advisory fees waived, expenses reimbursed
     and dividends on securities sold short (d)            1.95%         1.94%       1.95%(c)

Ratio of net investment loss to average net assets:
   Before advisory fees waived and expenses reimbursed    (1.56%)       (5.19%)    (50.05%)(c)
   After advisory fees waived and expenses reimbursed     (0.97%)       (1.18%)     (0.70%)(c)

Portfolio turnover rate                                     511%        2,480%      2,952%

(a) Represents the period from the commencement of operations (September 17, 2000) through May 31, 2001.

(b)  Not annualized.

(c)  Annualized.

(d) Excludes dividend expense of 0.46% and 0.25% of average net assets for the years ended May 31, 2003 and 2002, respectively.

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                            Portfolio of Investments
                                  May 31, 2003
================================================================================
   SHARES    COMMON STOCKS -- 90.40%                                   VALUE
--------------------------------------------------------------------------------
             AGRICULTURE -- 1.75%
  207,700    Sylvan, Inc.(a).....................................  $  2,274,938
                                                                    -----------

             APPAREL -- 2.29%
  321,000    Salant Corp.(a).....................................     2,975,670
                                                                    -----------

             AUTO MANUFACTURERS -- 1.75%
  152,033    A.S.V., Inc.(a).....................................     2,266,812
                                                                    -----------

             BANKS -- 9.49%
    7,900    Commonwealth Bank(a)................................       237,948
   36,000    CSB Financial Corp.(a)..............................     1,000,800
   68,400    F&M Bancorp.........................................     3,424,788
   12,600    First Community Bancshares, Inc.....................       262,710
   93,600    First Virginia Banks, Inc...........................     4,024,800
   39,975    Pacific Northwest Bancorp...........................     1,394,728
   36,800    Premier Bancorp, Inc................................     1,041,440
   50,000    Sun Country Bank(a).................................       613,750
    1,843    TriCo Bancshares....................................        45,983
    4,000    Upbancorp, Inc......................................       272,200
                                                                    -----------
                                                                     12,319,147
                                                                    -----------
             BASIC MATERIALS -- 1.20%
  100,000    DuPont Canada, Inc. - Class A.......................     1,558,000
                                                                    -----------

             BIOTECHNOLOGY -- 2.65%
  218,000    Diacrin, Inc. (a)...................................       861,100
  134,700    Enzon Pharmaceuticals, Inc. (a).....................     2,008,377
  278,468    Ostex International, Inc. (a).......................       573,644
                                                                    -----------
                                                                      3,443,121
                                                                    -----------
             COMMERCIAL SERVICES -- 9.09%
  325,000    Concord EFS, Inc.(a)................................     4,914,000
  106,300    Dwyer Group, Inc. (The)(a)..........................       693,076
   14,000    Quebecor World, Inc.................................       250,040
   95,000    Quintiles Transnational Corp.(a)....................     1,344,250
  316,800    Whitman Education Group, Inc.(a)....................     4,606,272
                                                                    -----------
                                                                     11,807,638
                                                                    -----------
             COMPUTERS -- 1.19%
   50,000    Fidelity National Information Solutions, Inc.(a)         1,314,500
  200,000    Tanning Technology Corp.(a).........................       226,000
                                                                    -----------
                                                                      1,540,500
                                                                    -----------
             COSMETICS -- 1.01%
   97,900    Parlux Fragrances, Inc. (a).........................       365,167
   80,000    Salix Pharmaceuticals, Ltd.(a)......................       948,800
                                                                    -----------
                                                                      1,313,967
                                                                    -----------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2003
================================================================================
   SHARES    COMMON STOCKS -- 90.40% (Continued)                       VALUE
--------------------------------------------------------------------------------

             ENERGY -- 7.02%
  126,494    3TEC Energy Corp.(a)................................ $  2,169,372
   70,000    Baytex Energy Ltd.(a)...............................      563,500
  164,200    Holly Corp. ........................................    4,781,504
   15,000    Rio Alto Resources International, Inc.(a)...........       10,200
   77,900    TMBR/Sharp Drilling, Inc.(a)........................    1,590,718
                                                                    ----------
                                                                     9,115,294
                                                                    ----------
             ENTERTAINMENT -- 0.42%
   38,500    Thousand Trails, Inc.(a)............................      546,700
                                                                    ----------

             HEALTHCARE SERVICES AND PRODUCTS -- 0.85%
  165,462    Bruker AXS, Inc. (a)................................      430,201
   65,000    Colorado MEDtech, Inc.(a)...........................      303,550
   75,000    Ramsay Youth Services, Inc.(a)......................      369,750
                                                                    ----------
                                                                     1,103,501
                                                                    ----------
             INDUSTRIAL -- 2.21%
    1,000    Domco Tarkett, Inc. (a) ............................        5,750
   35,400    Interlott Technologies, Inc. (a) ...................      315,060
  386,400    Packaged Ice, Inc. (a) .............................    1,306,032
   51,500    Stackpole Ltd. (a) .................................    1,240,635
                                                                    ----------
                                                                     2,867,477
                                                                    ----------
             INSURANCE -- 2.64%
  100,000    Canada Life Financial Corp. ........................    3,289,000
  575,000    Gainsco, Inc. (a) ..................................      138,000
                                                                    ----------
                                                                     3,427,000
                                                                    ----------
             INTERNET SERVICES-- 7.79%
   55,100    Cysive, Inc. (a) ...................................      177,422
   87,500    Expedia, Inc. (a) ..................................    6,426,875
  127,500    ITXC Corp. (a) .....................................      261,375
  103,087    LendingTree, Inc. (a) ..............................    2,417,390
  124,100    Terra Networks S.A. - ADR (a) ......................      794,240
  100,000    WorldGate Communications, Inc. (a) .................       35,000
                                                                    ----------
                                                                    10,112,302
                                                                    ----------
             LEISURE -- 5.79%
   69,500    Hotels.com - Class A (a) ...........................    6,312,685
  188,000    Varsity Brands, Inc. (a) ...........................    1,213,540
                                                                    ----------
                                                                     7,526,225
                                                                    ----------
             MEDIA -- 3.60%
  120,000    General Motors Corp. - Class H (a) .................    1,464,000
  128,200    Hispanic Broadcasting Corp. (a) ....................    3,216,538
                                                                    ----------
                                                                     4,680,538
                                                                    ----------
             PHARMACEUTICALS -- 0.00%
   30,400    NCS Healthcare, Inc. - escrowed shares (a) .........         --
                                                                    ----------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2003
================================================================================
   SHARES    COMMON STOCKS -- 90.40% (Continued)                       VALUE
--------------------------------------------------------------------------------
             REAL ESTATE -- 3.02%
  354,600    Insignia Financial Group, Inc. (a) ................. $  3,921,876
                                                                    ----------

             RETAIL -- 2.34%
   68,500    Lillian Vernon Corp. (a) ...........................      490,460
  187,600    RDO Equipment Co. - Class A (a) ....................    1,118,096
  475,000    Summit America Television, Inc. (a) ................    1,429,750
                                                                    ----------
                                                                     3,038,306
                                                                    ----------
             SAVINGS AND LOANS -- 8.01%
   30,000    Algiers Bancorp, Inc. (a) ..........................      444,000
   15,000    Bedford Bancshares, Inc. ...........................      342,450
   19,700    Fidelity Bancorp, Inc. .............................      644,781
   75,000    First Bell Bancorp, Inc. ...........................    1,968,000
   35,000    Monterey Bay Bancorp, Inc. (a) .....................      910,000
   43,300    Oregon Trail Financial Corp. .......................    1,028,375
   50,000    Port Financial Corp. ...............................    2,683,000
   55,000    Security Financial Bancorp, Inc. (a) ...............    1,311,200
   17,000    St. Francis Capital Corp. ..........................      487,730
   25,000    Superior Financial Corp. ...........................      587,500
                                                                    ----------
                                                                    10,407,036
                                                                    ----------
             SEMICONDUCTORS -- 6.50%
  340,000    Conexant Systems, Inc. (a) .........................    1,312,400
  168,900    Genesis Microchip, Inc. (a) ........................    3,217,545
  604,670    Oak Technology, Inc. (a) ...........................    3,912,215
                                                                    ----------
                                                                     8,442,160
                                                                    ----------
             SOFTWARE -- 5.00%
  400,000    Descartes Systems Group, Inc. (The) (a) ............      924,000
  160,000    Precise Software Solutions Ltd. (a) ................    3,006,400
   71,910    Printcafe Software, Inc. (a) .......................      181,932
  173,700    SkillSoft PLC (a) ..................................      724,329
  232,218    SpeechWorks International, Inc. (a) ................    1,147,157
  160,100    Synavant, Inc. (a) .................................      512,320
                                                                    ----------
                                                                     6,496,138
                                                                    ----------
             TELECOMMUNICATIONS -- 4.39%
  173,200    Allen Telecom, Inc. (a) ............................    3,056,980
  253,300    MCK Communications, Inc. (a) .......................      552,194
  446,054    Netro Corp. (a) ....................................    1,311,399
  135,000    Time Warner Telecom, Inc. - Class A (a) ............      783,000
                                                                    ----------
                                                                     5,703,573
                                                                    ----------
             UTILITIES -- 0.40%
  150,000    Mirant Corp. (a) ...................................      519,000
                                                                    ----------

             TOTAL COMMON STOCKS (Cost $103,111,366) ............ $117,406,919
                                                                  ------------

                               THE ARBITRAGE FUND
                      Portfolio of Investments (Continued)
                                  May 31, 2003
================================================================================
   SHARES    REAL ESTATE INVESTMENT TRUSTS-- 3.93%                     VALUE
--------------------------------------------------------------------------------
  100,000    RFS Hotel Investors, Inc. ..........................  $  1,227,000
  200,000    Taubman Centers, Inc. ..............................     3,880,000
                                                                   ------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,022,005) $  5,107,000
                                                                   ------------

================================================================================
   SHARES    ESCROWED RIGHTS -- 0.00%                                  VALUE
--------------------------------------------------------------------------------
   35,300    Hoenig Group, Inc. - contingent payment
              rights (Cost $0)...................................  $        --
                                                                     ----------

================================================================================
  CONTRACTS  PUT OPTION CONTRACTS-- 0.23%                              VALUE
--------------------------------------------------------------------------------
             Concord EFS, Inc.,
    2,850     9/20/03 at $10 ....................................$      99,750
    1,165     9/20/03 at $12.50 .................................       84,462
             Dreyer's Grand Ice Cream, Inc.,
      100     6/21/03 at $60 ....................................        6,000
      100     6/21/03 at $65 ....................................        7,750
             Taubman Centers, Inc.,
    1,250     9/20/03 at $17.50 .................................       96,875
                                                                   ------------
             TOTAL PUT OPTION CONTRACTS (Cost $393,966) .........$     294,837
                                                                   ------------

================================================================================
    PAR
   VALUE     SHORT TERM MONEY MARKET SECURITIES-- 8.18%                VALUE
--------------------------------------------------------------------------------
$10,630,493  Bear Stearns Cash Repo, 1.25%, due 06/02/03
              (Cost $10,630,493).................................$  10,630,493
                                                                   -----------
             TOTAL INVESTMENTS AT VALUE-- 102.74%
              (Cost $119,157,830)................................$ 133,439,249

             LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.74%).....  ( 3,560,040)
                                                                   -----------

             NET ASSETS-- 100%...................................$ 129,879,209
                                                                   ===========


(a) Non-income producing security.

See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       Schedule of Securities Sold Short
                                  May 31, 2003
================================================================================
   SHARES    COMMON STOCKS -- 34.72%                                   VALUE
--------------------------------------------------------------------------------
             APPAREL -- 0.56%
   38,153    Perry Ellis International, Inc. ....................    $ 721,473
                                                                   ------------

             BANKS -- 5.34%
   89,000    BB&T Corp. .........................................    3,042,910
   10,450    FNB Corp. ..........................................      276,925
   51,695    Fulton Financial Corp. .............................    1,064,400
   13,700    Lakeland Bancorp, Inc. .............................      219,337
   57,500    Mercantile Bankshares Corp. ........................    2,329,900
                                                                   ------------
                                                                     6,933,472
                                                                   ------------
             BIOTECHNOLOGY -- 0.83%
  333,494    GenVec, Inc. .......................................    1,083,855
                                                                   ------------

             COMMERCIAL SERVICES -- 1.56%
   33,000    Career Education Corp. .............................    2,026,530
                                                                   ------------

             COMPUTERS -- 0.85%
   40,000    Veritas Software Corp. .............................    1,110,000
                                                                   ------------

             HEALTHCARE PRODUCTS -- 0.62%
  125,855    Bruker Daltonics, Inc. .............................      534,884
   15,800    Inverness Medical Innovations, Inc. ................      273,340
                                                                   ------------
                                                                       808,224
                                                                   ------------
             INSURANCE -- 0.78%
   35,000    Great-West Lifeco, Inc. ............................    1,015,350
                                                                   ------------

             INTERNET SERVICES -- 11.83%
  393,609    USA Interactive ....................................   15,134,266
  172,500    Verso Technologies, Inc. ...........................      224,250
                                                                   ------------
                                                                    15,358,516
                                                                   ------------
             MEDIA -- 2.49%
  108,400    Univision Communications, Inc. - Class A ...........    3,235,740
                                                                   ------------

             OIL AND GAS -- 1.37%
   40,000    Frontier Oil Corp. .................................      679,200
  107,520    Plains Exploration and Production Co. ..............    1,099,930
                                                                   ------------
                                                                     1,779,130
                                                                   ------------

             PHARMACEUTICALS -- 0.53%
   32,000    NPS Pharmaceuticals, Inc. ..........................      689,920
                                                                   ------------

                               THE ARBITRAGE FUND
                 Schedule of Securities Sold Short (Continued)
                                  May 31, 2003
================================================================================
   SHARES    COMMON STOCKS -- 34.72% (Continued)                       VALUE
--------------------------------------------------------------------------------
             SAVINGS AND LOANS -- 1.22%
   17,000    FirstBank NW Corp. .................................    $ 436,135
   30,900    MAF Bancorp, Inc. ..................................    1,141,446
                                                                   ------------
                                                                     1,577,581
                                                                   ------------
             SEMICONDUCTORS -- 2.07%
  286,773    Pixelworks, Inc. ...................................    2,374,480
   15,000    Zoran Corp. ........................................      307,050
                                                                   ------------
                                                                     2,681,530
                                                                   ------------
             SOFTWARE -- 2.77%
   77,500    First Data Corp. ...................................    3,210,050
   67,816    ScanSoft, Inc. .....................................      393,265
                                                                   ------------
                                                                     3,603,315
                                                                   ------------
             TELECOMMUNICATIONS -- 1.90%
  248,400    Andrew Corp. .......................................    2,469,096
                                                                   ------------

             TOTAL SECURITIES SOLD SHORT (Proceeds $36,009,683)..  $45,093,732
                                                                   ===========


See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                        Schedule of Open Options Written
                                  May 31, 2003
================================================================================
  OPTION                                                              VALUE OF
 CONTRACTS   WRITTEN CALL OPTIONS                                      OPTIONS
--------------------------------------------------------------------------------
             Allen Telecom, Inc.,
       85    7/19/03 at $17.5 ...................................    $   8,712
             Andrew Corp.,
      450    6/21/03 at $7.5 ....................................      108,000
             BB&T Corp.,
      200    6/21/03 at $32.5 ...................................       38,000
             Career Education Corp.,
      150    6/21/03 at $60 .....................................       40,125
             Concord EFS, Inc.,
    1,265    9/20/03 at $15 .....................................      186,588
             Enzon Pharmaceuticals, Inc.,
       50    6/21/03 at $15 .....................................        3,750
             Fidelity National Financial, Inc.,
       50    6/21/03 at $30 .....................................        7,375
      300    7/19/03 at $30 .....................................       53,250
             General Motors Corp. - Class H,
      500    6/21/03 at $12.5 ...................................        7,500
             Genesis Microchip, Inc.,
      300    6/21/03 at $17.5 ...................................       58,500
             GTECH Holdings Corp.,
       15    6/21/03 at $37.5 ...................................          413
             Mercantile Bankshares Corp.,
       70    7/19/03 at $40 .....................................        9,275
             NPS Pharmaceuticals, Inc.,
      420    6/21/03 at $20 .....................................       92,400
      200    6/21/03 at $22.5 ...................................       15,000
             Patterson-UTI Energy, Inc.,
      154    6/21/03 at $35 .....................................       32,340
      100    6/21/03 at $37.5 ...................................        6,500
      192    7/19/03 at $35 .....................................       50,880
      100    7/19/03 at $37.5 ...................................       12,000
             Pixelworks, Inc.,
      206    6/21/03 at $7.5 ....................................       18,025
      100    7/19/03 at $7.5 ....................................       11,250
             ScanSoft, Inc.,
      400    6/21/03 at $5 ......................................       33,000
       52    7/19/03 at $5 ......................................        4,550
             Taubman Centers, Inc.,
    1,000    6/21/03 at $20 .....................................       12,500
             USA Interactive,
      100    6/21/03 at $30 .....................................       83,500
      100    6/21/03 at $32.5 ...................................       59,500
      100    6/21/03 at $35 .....................................       37,500

                               THE ARBITRAGE FUND
                        Schedule of Open Options Written
                                  May 31, 2003
================================================================================
  OPTION                                                              VALUE OF
 CONTRACTS   WRITTEN CALL OPTIONS (Continued)                          OPTIONS
--------------------------------------------------------------------------------
             Zoran Corp.,
      650     6/21/03 at $15 ....................................  $   357,500
      650     6/21/03 at $17.5 ..................................      201,500
                                                                     ----------

             TOTAL WRITTEN CALL OPTIONS .........................  $  1,549,433
                                                                     ----------

================================================================================
  OPTION                                                              VALUE OF
 CONTRACTS   WRITTEN PUT OPTIONS                                      OPTIONS
--------------------------------------------------------------------------------
             Career Education Corp.,
      100     6/21/03 at $55 ....................................  $     3,250
      130     6/21/03 at $60 ....................................       16,900
             Concord EFS, Inc.,
    1,915     6/21/03 at $12.5 ..................................       23,937
    1,000     6/21/03 at $15 ....................................       45,000
             General Motors Corp. - Class H,
      300     6/21/03 at $12.5 ..................................       13,500
                                                                     ----------

             TOTAL WRITTEN PUT OPTIONS ..........................  $   102,587
                                                                     ----------

             TOTAL OPEN OPTIONS WRITTEN (Premiums
              Received $915,294).................................  $ 1,652,020
                                                                     ==========


See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                       Notes to the Financial Statements
                                  May 31, 2003
================================================================================
1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Arbitrage Funds (the "Trust") was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is The Arbitrage Fund (the "Fund"), a non-diversified series. The Fund commenced operations on September 17, 2000.

The investment objective of the Fund is to achieve capital growth by engaging in merger arbitrage.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Common stocks and other equity-type securities that are traded on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust.

REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

SHARE VALUATION - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                                  May 31, 2003
================================================================================
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)
Distributions to shareholders - Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Fund. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

The tax character of distributions paid during the years ended May 31, 2003 and 2002 was ordinary income.

SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

SHORT POSITIONS - The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

OPTION TRANSACTIONS - The Fund writes (sells) covered call options to hedge portfolio investments. Put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                                  May 31, 2003
================================================================================
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)
ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of May 31, 2003:
--------------------------------------------------------------------------------
Cost of portfolio investments (including securities
sold short and written options)                                   $  82,666,525
                                                                     ==========
Gross unrealized appreciation                                     $  14,470,339
Gross unrealized depreciation                                       (10,443,367)
                                                                     ----------
Net unrealized appreciation                                       $   4,026,972
Undistributed short-term capital gains                                2,138,328
                                                                     ----------
Total distributable earnings                                      $   6,165,300
                                                                     ==========
--------------------------------------------------------------------------------
The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to the tax deferral of losses on wash sales.

The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended May 31, 2003, the Fund reclassified net investment losses of $445,613 against undistributed gains on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect of the Fund's net assets or net asset value per share.

2.  INVESTMENT TRANSACTIONS
During the year ended May 31, 2003, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, options and short positions, amounted to $322,859,722 and $226,387,121, respectively.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                                  May 31, 2003
================================================================================
3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Water Island Capital, LLC (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 1.50% of the Fund's average daily net assets.

Until August 31, 2012, the Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.95% of the net assets of the Fund. Accordingly, for the year ended May 31, 2003, the Adviser waived $206,078 of its advisory fee and reimbursed the Fund for other expenses in the amount of $60,334.

Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup fees waived or expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.95%, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. As of May 31, 2003, the Adviser may in the future recoup from the Fund fees waived and expenses reimbursed totaling $536,937, of which $266,412 expires May 31, 2006, $151,171 expires May 31, 2005 and $119,354  expires May 31, 2004.

The President of the Trust is an officer of the Adviser.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus Fund Solutions, LLC ("Ultimus") supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of .15% of the Fund's average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; .10% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .05% of such assets in excess of $500 million, subject to a minimum fee of $2,000 per month. Accordingly, during the year ended May 31, 2003, Ultimus was paid $66,284 for administrative services. Certain officers of the Trust are also officers of Ultimus.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                                  May 31, 2003
================================================================================
3.  TRANSACTIONS  WITH  AFFILIATES  (Continued)

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $20 per account, subject to a minimum fee of $1,500 per month. Accordingly, during the year ended May 31, 2003, Ultimus was paid $18,000 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets in excess of $500 million. Additionally, on a monthly basis, Ultimus receives $5 per trade for trades in excess of two hundred. Accordingly, during the year ended May 31, 2003, Ultimus was paid $51,864 for accounting services. In addition, the Fund reimburses certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the "Distributor"), the Distributor serves as principal underwriter and national distributor for the shares of the Fund. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commissions or sales loads for providing services to the Fund.

DISTRIBUTION PLAN
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares. Under the Plan, the Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Fund shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets of the Fund. During the year ended May 31, 2003, the Fund incurred expenses of $115,164 pursuant to the Plan.

                               THE ARBITRAGE FUND
                 Notes to the Financial Statements (Continued)
                                  May 31, 2003
================================================================================
4.  OPTIONS CONTRACTS
A summary of option contracts written during the year ended May 31, 2003 is as follows:

--------------------------------------------------------------------------------
                                                       OPTION          OPTION
                                                      CONTRACTS       PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at beginning of year .........         779      $    76,055
Options written ..................................      69,555        7,931,130
Options closed ...................................      (7,702)        (936,114)
Options exercised ................................     (28,718)      (3,945,441)
Options expired ..................................     (22,510)      (2,210,336)
                                                    ----------       ----------
Options outstanding at end of year ...............      11,404      $   915,294
                                                    ==========       ==========
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
The Arbitrage Funds
New York, New York

     We have audited the accompanying statement of assets and liabilities of The Arbitrage Fund (a series of The Arbitrage Funds), including the portfolio of investments, as of May 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period September 17, 2000 (commencement of operations) through May 31, 2001 have been audited by other auditors, whose report dated July 10, 2001 expressed an unqualified opinion on such financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2003 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation request we carried out other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Arbitrage Fund as of May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
July 15, 2003

BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:



                                                          POSITION HELD             LENGTH OF
TRUSTEE                    ADDRESS                AGE     WITH THE TRUST            TIME SERVED
---------------------------------------------------------------------------------------------------
*John S. Orrico, CFA       650 Fifth Avenue        43     President, Secretary,     Since May 2000
                           New York, NY  10019            Treasurer and Trustee

Joel C. Ackerman           747 Third Avenue        58     Trustee                   Since May 2000
                           New York, NY 10017

Jay N. Goldberg            660 Madison Avenue      62     Trustee                   Since May 2000
                           New York, NY  10021

Michael Neumark            380 Madison Avenue      60     Trustee                   Since May 2000
                           New York, NY  10017

*    Mr.  Orrico is an  "interested  person" of the Trust  within the meaning of
     Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John S. Orrico is General Partner of the Adviser. Prior to January 2000, he was Portfolio Manager to private trusts and entities at Lindemann Capital Partners, L.P. (a financial management firm).

Joel C. Ackerman is a Partner of LRL Capital (a hedge fund). Prior to September 2002, he was a Partner of Ardsley Partners (a hedge fund).

Jay N. Goldberg is General Partner of Hudson Ventures (a venture capital company).

Michael Neumark is Senior Vice President of I.T.G., Inc. (an institutional electronic brokerage firm).

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-295-4485.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request by calling toll-free 1-800-295-4485, or on the Securities and Exchange Commission's website at http://sec.gov.

                               [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND

                        A SERIES OF THE ARBITRAGE FUNDS



                      ADVISER  WATER ISLAND CAPITAL, LLC
                               650 Fifth Avenue, 6th Floor
                               New York, NY  10019

                  DISTRIBUTOR  ULTIMUS FUND DISTRIBUTORS, LLC
                               135 Merchant Street, Suite 230
                               Cincinnati, OH 45246

               TRANSFER AGENT  ULTIMUS FUND SOLUTIONS, LLC
                               135 Merchant Street, Suite 230
                               Cincinnati, OH 45246

                    CUSTODIAN  CUSTODIAL TRUST COMPANY
                               101 Carnegie Center
                               Princeton, NJ 08540

ITEM 2. CODE OF ETHICS.


Not required


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.


Not required


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


Not required


ITEMS 5-6.  [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not required


ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.


(a) The registrant's principal executive officer and principal financial officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 301-2(c) under the Investment Company Act of 1940) are effective based on his evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.


File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.


(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable


(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto

Exhibit 99.CERT              Certifications   pursuant  to  Section 302  of  the
                             Sarbanes-Oxley Act of 2002


Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   The Arbitrage Funds
              ------------------------------------------------------------------




By (Signature and Title)*   /s/ John S. Orrico
                          ------------------------------------------
                           John S. Orrico, President and Treasurer


Date    August 4, 2003
     -----------------------------------





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.





By (Signature and Title)*   /s/ John S. Orrico
                          ------------------------------------------
                           John S. Orrico, President and Treasurer


Date    August 4, 2003
     -----------------------------------


* Print the name and title of each signing officer under his or her signature.